                                                                    Exhibit 10.4

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

This Amendment No. 1 to Employment Agreement (this "Amended Agreement") is made
                                                    -----------------
as of June 1, 2001 by and between DAOU Systems, Inc., a Delaware corporation ("Employer"), and James Roberto ("Employee").
  --------                        --------

                                    RECITALS

A. Pursuant to Section 4 of the Employment Agreement dated November 9, 2000, between Employer and Employee (the "Employment Agreement"), Employee is
                                          --------------------
entitled to certain "Growth Incentive";

B. By this Amended Agreement and according to its terms, Employer and Employee agree to amend and revise the provisions of Section 4 of the Employment Agreement. In all other respects, the Employment Agreement remains in full force and effect.

                                    AGREEMENT

1. Upon execution of this Amended Agreement, Section 4 of the Employment Agreement is null and void.

2. Section 4 of the Employment Agreement is amended and revised as follows:

         4.       Equity Interest.
                  ---------------

         4.1 Employer shall offer, and Employee shall purchase, an aggregate of 1.5 million shares of Employer's common stock, par value $.001 per share (the "Shares"), at the closing price of the Common Stock on June 1, 2001
            ------
substantially in accordance with the terms of the Restricted Stock Agreement (the "Purchase Agreement"), attached to this Agreement as Exhibit C.
      ------------------                                  ---------

         4.2 Employer shall register the Shares for resale on a Form S-1 with the Securities and Exchange Commission (the "SEC") pursuant to the
                                                  ---
Registration Rights Agreement, attached as Exhibit 4 to Exhibit C.
                                           ---------    ---------

         4.3 As of the date of this Agreement, all unexercised stock options previously granted to the Employee and which are set forth on Exhibit D,
                                                                      ---------
will be cancelled and/or terminated, as appropriate, and such options will cease to be outstanding and such agreements will no longer be of any force or effect. The Employee agrees to do all things necessary or desirable, as reasonably requested by the Employer, to effect such cancellations or terminations, including the surrender of any stock option agreements related thereto.

         4.4      "Equity Interest" shall mean the equity described in Section
                   ---------------
4.1.

3.       Miscellaneous.
         -------------

         3.1      Entire Agreement; Amendments. This Amended Agreement and its
                  ----------------------------
Exhibits and the Employment Agreement, by and between Employer and Employee, contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, between the parties to this Amended Agreement with respect to the subject matter of this Amended Agreement. This Amended Agreement may not be amended orally, but only by an agreement in writing signed by the parties.

         3.2      Governing Law. This Amended Agreement will be governed by the
                  -------------
laws of California without regard to conflicts of laws principles.

         3.3      Drafting Ambiguities. Each party to this Amended Agreement has
                  --------------------
had an opportunity to consult with counsel regarding this Amended Agreement and its covenants. The rule of construction that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Amended Agreement or any of the amendments to this Amended Agreement.

         3.4      Section Headings, Construction. The section headings in this
                  ------------------------------
Amended Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "section" or "sections" refer to the corresponding section or sections of this Agreement unless otherwise specified. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

         3.5      Severability. If any provision of this Amended Agreement is
                  ------------
held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Amended Agreement will remain in full force and effect. Any provision of this Amended Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         3.6      Counterparts. This Amended Agreement may be executed in one or
                  ------------
more counterparts, each of which will be deemed to be an original copy of this Amended Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

EMPLOYER:                              EMPLOYEE:

DAOU Systems, Inc.

                                       By: /s/ JAMES T. ROBERTO
                                           -------------------------
By: /s/ NEIL R. CASSIDY                    James T. Roberto
    -------------------------
    Neil R. Cassidy

Its: Executive Vice President and Chief
     ----------------------------------
Financial Officer
-----------------

           Signature Page to Amendment No. 1 to Employment Agreement,
                         Executed as of August 28, 2001,
               to be Effective as of the Date First Written Above

                                    EXHIBIT C
                                    ---------

                       RESTRICTED STOCK PURCHASE AGREEMENT

         This Restricted Stock Agreement is made as of June 1, 2001, by DAOU Systems, Inc., a Delaware corporation (the "Company"), and James Roberto ("Roberto").

                              Background Statement

         In connection with Roberto providing services to the Company pursuant to an Employment Agreement of November 9, 2000 (the "Employment Agreement") and
                                                     --------------------
the Amendment No. 1 to the Employment Agreement, , effective as of June 1, 2001 ("Amended Agreement"), the Company's Board of Directors has granted to Roberto
  -----------------
the right to purchase 1.5 million restricted shares of Common Stock of the Company, which are subject to a limited repurchase right (such shares, as adjusted for stock splits, recapitalizations, combinations and the like, are hereinafter referred to as the "Restricted Shares"), at a purchase price of $
0.29 per share.

                                    Agreement

         The parties, intending to be legally bound, agree as follows:

1.       Grant of Award Subject to Right of Repurchase.

         1.1      Stock Award. The Company hereby agrees to issue to Roberto 1.5
                  -----------
million Shares of its Common Stock upon his payment to the Company of the purchase price therefor of $0.29 per share, which shall be paid through his execution and delivery of the promissory note attached hereto. The Shares shall be subject to the limitations provided below in this Section 1.

         1.2      Scope of Repurchase Right. Five-Sixths (5/6ths) of the
                  -------------------------
Restricted Shares shall be subject to a limited right (but not an obligation) of repurchase by the Company (the "Right of Repurchase"). Roberto shall not transfer, assign, encumber or otherwise dispose of any unvested Restricted Shares, except as provided in the following sentence. Roberto may transfer any Restricted Shares, subject to the Right of Repurchase, (i) by beneficiary designation, will or intestate succession or (ii) to Roberto's spouse, children or grandchildren or to a trust or family limited partnership established by Roberto for the benefit of Roberto or Roberto's spouse, children or grandchildren, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If Roberto transfers any Restricted Shares, then this Section 1 shall apply to the Transferee to the same extent as to Roberto.

         1.3      Condition Precedent to Exercise. The Right of Repurchase may
                  -------------------------------
be exercised at any time during the term hereof and for up to sixty (60) days following the termination of Roberto's Employment as that term is defined in the Employment Agreement.

         1.4      Lapse of Repurchase Right. Roberto shall acquire a vested
                  -------------------------
interest in and the Company's Right of Repurchase shall lapse with respect to 1/36th of the Restricted Shares upon Roberto's completion of each of the next thirty (30) months of continuous employment after the date hereof, such that Roberto would be fully vested in the Restricted Shares at the expiration of thirty (30) months from the date hereof. The Right of Repurchase shall lapse with respect to an additional 500,000 restricted shares in the event the Company terminates Roberto's Employment without Cause (as defined in the Employment Agreement). In addition, the Right of Repurchase shall lapse with respect to all remaining Restricted Shares if the Company is subject to a Change in Control (as defined in the Employment Agreement) before Roberto's employment terminates.

         1.5      Repurchase Cost. If the Company exercises the Right of
                  ---------------
Repurchase, it shall pay Roberto an amount in cash or Cash Equivalents equal to $.29 per share (equal to the purchase price) for each of the Restricted Shares being repurchased. "Cash Equivalents" for purposes of this Agreement includes a reduction of all or part of any unpaid interest and principal of the above referenced promissory note.

         1.6      Exercise of Repurchase Right. The Right of Repurchase shall be
                  ----------------------------
exercisable only by written notice delivered to Roberto prior to the expiration of the sixty (60) day period specified in Section 1.3 above. The notice shall set forth the date on which the repurchase is to be effected. Such date shall not be more than thirty (30) days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to Roberto the purchase price determined according to Subsection 1.5 above. Payment shall be made in cash (or, in the Company's sole discretion, by a reduction of any accrued and unpaid interest or unpaid principal outstanding pursuant to the promissory note). The Right of Repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Subsection 1.6.

         1.7      Additional Shares or Substituted Securities. In the event of
                  -------------------------------------------
the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) that by reason of such transaction are distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. After each such transaction, appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase in order to reflect any change in the Company's outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.

         1.8      Termination of Rights as Stockholder. If the Company makes
                  ------------------------------------
available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with this Section 1, then after such time the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

         1.9      Escrow. The certificate(s) for Restricted Shares shall be
                  ------
deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Section 1.7 above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Shares are at the time Restricted Shares. All regular cash dividends on Restricted Shares (or other securities at the time held in escrow) shall be paid directly to Roberto and shall not be held in escrow. Restricted Shares, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company's exercise of its Right of Repurchase or (ii) released to Roberto, within ten days of Roberto's request, to the extent the Shares are vested, no longer subject to the repurchase right herein and no longer pledged pursuant to that certain Stock Pledge Agreement, dated of even date herewith by and between Roberto and the Company (the "Pledge Agreement") (but not more frequently than once every six (6) months). In any event, all Shares that have vested (and any other vested assets and securities attributable thereto) and are no longer subject to the repurchase right and no longer pledged pursuant to the Pledge Agreement, shall be released within sixty
(60) days after Roberto's cessation of Employment.

2.       Representations of Roberto. Roberto hereby represents, warrants,
         --------------------------
acknowledges, and agrees that Roberto has the power and authority to execute and deliver this Agreement and to perform its obligations.

3.       Representations of the Company. The Company hereby represents,
         ------------------------------
warrants, acknowledges, and agrees that:

         3.1 The Company has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms and conditions. The Company need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

         3.2 Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Company is subject.

         3.3 When issued upon the terms and conditions of this Agreement (and paid for as contemplated by this Agreement), the Shares will be validly issued and fully paid and non-assessable, with no personal liability attached to the ownership thereof and not subject to any preemptive rights, rights of first refusal or other similar rights of the stockholders of the Company.

4.       Miscellaneous.
         -------------

         4.1      Market Stand-Off. In connection with any underwritten public
                  ----------------
offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, Roberto shall not, without the prior written consent of the Company's managing underwriter, (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock of the Company ("Stock") or any securities convertible into or exercisable or exchangeable for Stock (whether such shares or any such securities are then owned by Roberto or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise. Such restriction (the "Market Stand-Off") shall be in effect for such
                                  ----------------
period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed ninety (90) days. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities that are by reason of such transaction distributed with respect to any shares of Stock subject to the Market Stand-Off, or into which such shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Stock until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the Agreement set forth in this Section 4.1. Roberto shall be subject to this Subsection 4.1 only if all of the directors, officers and any five percent (5%) or greater shareholders of the Company are subject to similar arrangements.

         4.2      Rights of the Company. The Company shall not be required to
                  ---------------------
(i) transfer on its books any Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Shares have been transferred in contravention of this Agreement.

         4.3      Successors and Assigns. Except as otherwise expressly provided
                  ----------------------
to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon Roberto and Roberto's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

         4.4      No Retention of Rights. Nothing in this Agreement shall confer
                  ----------------------
upon Roberto any right to continue his employment for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Roberto) to terminate Roberto's employment at any time and for any reason, with or without cause, or of Roberto under any other Agreement between Roberto and the Company, which rights are hereby expressly reserved by each.

         4.5      Tax Election. Subjecting the Shares to a Right of Repurchase
                  ------------
may result in adverse tax consequences that may be avoided or mitigated by filing an election under Code Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"). Such election may be filed only within thirty
(30) days after the date of purchase. Roberto should consult with Roberto's tax advisor to determine the tax consequences of subjecting the Shares to a Right of Repurchase and the advantages and disadvantages of filing the Code Section 83(b) election. Roberto acknowledges that it is Roberto's sole responsibility, and not the Company's, to file a timely election under Code Section 83(b), even if Roberto requests the Company or its representatives to make this filing Roberto's behalf.

         4.6      Legend. All certificates evidencing Restricted Shares shall
                  ------
bear the following legends:

                  "THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO COMPANY CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF EMPLOYMENT WITH COMPANY. THE SECRETARY OF COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

         4.7      Notice. Any notice required by the terms of this Agreement
                  ------
shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to Roberto at the address that Roberto most recently provided to the Company.

         4.8      Entire Agreement. This Agreement constitutes the entire
                  ----------------
contract between the parties hereto with regard to the subject matter hereof. It supersedes any other agreements, representations or understandings (whether oral or written and whether express or implied) relating to the subject matter hereof.

         4.9      Governing Law. This Agreement shall be governed by, and
                  -------------
construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and to be performed entirely within such State.

         4.10     Amendments and Waivers. Any term of this Agreement may be
                  ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the then outstanding shares of the Company's capital stock that is not owned by Roberto.

         4.11     Severability. If one or more provisions of this Agreement are
                  ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         4.12     Counterparts. This Agreement may be executed in two or more
                  ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

COMPANY:

DAOU SYSTEMS, INC.



By:_________________________________________
Name:_______________________________________
Its:________________________________________

ROBERTO:



--------------------------------------------
James T. Roberto


                  Signature Page to Restricted Stock Agreement,
                            Executed August 28, 2001,
               to be Effective as of the Date First Written Above

                     EXHIBIT 1 to RESTRICTED STOCK AGREEMENT
                     ---------------------------------------

                               SPOUSE'S AGREEMENT


The undersigned, being the spouse ("Spouse") of _________________________ (the "Investor"), agrees to be bound by the provisions of this Agreement to the extent applicable to the undersigned.



Name:_______________________________________

IF THE INVESTOR IS AN INDIVIDUAL WHO IS LEGALLY DOMICILED OR A RESIDENT IN THE STATE OF CALIFORNIA, OR ANY OTHER "COMMUNITY PROPERTY" STATE, THE SPOUSE OF THE INVESTOR MUST CHECK ONE OF THE FOLLOWING:

_____    The Investor is acquiring the      _____    The Investor is acquiring
         Shares as community property                the Shares as separate
         in one or both names (both                  property (the Investor
         spouses must sign)                          should consult independent
                                                     counsel in making a
                                                     determination as to whether
                                                     he is using separate
                                                     property to purchase the
                                                     Shares)

--------------------------------------------
Signature of the Investor




--------------------------------------------
Type or print name of the Investor




--------------------------------------------
Signature of Spouse




--------------------------------------------
Type or print name of Spouse

IF SEPARATE PROPERTY IS BEING USED TO PURCHASE THE SHARES, THE SPOUSE OF THE INVESTOR MUST SIGN THE FOLLOWING ACKNOWLEDGEMENT:

I hereby acknowledge that my Spouse is making this investment in the Shares with his separate property and funds.



--------------------------------------------
Signature of the Investor's Spouse



--------------------------------------------
Type or print name of the Investor's Spouse

                     EXHIBIT 2 to RESTRICTED STOCK AGREEMENT
                     ---------------------------------------

                             Secured Promissory Note
                             -----------------------

US $435,000                  San Diego, California                  June 1, 2001


         FOR VALUE RECEIVED, the undersigned, James Roberto ("Maker"), hereby promises to pay to the order of DAOU Systems, Inc., a Delaware corporation (the "Company"), the principal sum of Four Hundred and Thirty Five Thousand Dollars ($435,000) with interest on the unpaid balance thereof from the date that such principal amount was advanced until maturity at the rate per annum equal to 6.75% (the "Applicable Rate") computed on the basis of a 365-day year and actual days elapsed, both principal and interest payable as hereinafter provided in lawful money of the United States of America at the offices of the Company in San Diego, California, or at such other place as from time to time may be designated by the holder of this Note.

         The outstanding principal balance of this Note and accrued interest thereon shall be due and payable in full on or before May 31, 2006.

         Maker shall have the right to prepay, without penalty, upon ten (10) business days' notice to the holder, at any time and from time to time prior to maturity, all or any part of the unpaid principal balance of this Note.

         All payments or prepayments received hereunder, shall first be applied to any costs or expenses of enforcing this Note, next to accrued, but unpaid interest, and then to unpaid principal.

         It is the intent of the payee of this Note and the undersigned in the execution of this Note to contract in strict compliance with applicable usury law. In furtherance thereof, the said payee and the undersigned stipulate and agree that none of the terms and provisions contained in this Note, or in any other instrument executed in connection herewith, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law; that neither the undersigned nor any other parties now or hereafter becoming liable for payment of this Note shall ever be obligated or required to pay interest on this Note at a rate in excess of the maximum interest that may be lawfully charged under applicable law; and that the provisions of this paragraph shall control over all other provisions of this Note and any other instruments now or hereafter executed in connection herewith which may be in apparent conflict herewith. The term "applicable law" as used in this Note shall mean the laws of the State of California or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

         This Note is secured pursuant to the terms of that certain Stock Pledge Agreement, dated of even date herewith, by and between the Company and Maker, pursuant to which Maker pledges to the Company, and grants the Company a security interest in 1.5 million shares of the

Company's common stock, par value $.001 per share (the "Pledged Shares"), issued pursuant to that certain Stock Purchase Agreement of even date herewith, by and between the Company and Maker, and any dividends or distribution received with respect to, on account of, or in substitution for, the Pledged Shares.

         Should the indebtedness represented by this Note or any part thereof be collected at law or in equity or through any bankruptcy, receivership, probate or other court proceedings or if this Note is placed in the hands of attorneys for collection after default, the undersigned and all endorsers, guarantors and sureties of this Note jointly and severally agree to pay to the holder of this
Note in addition to the principal and interest due and payable hereon all the costs and expenses of said holder in enforcing this Note including, without limitation, reasonable attorneys' fees and legal expenses.

         All notices, consents, waivers, and other communications under this Note must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

                  If to the Company:        DAOU Systems, Inc.
                                            5120 Shoreham Place
                                            San Diego, California 92122
                                            Attention: ____________
                                            Facsimile No.: (858) 452-1338

                  With a copy to:           Baker & McKenzie
                                            101 W. Broadway, 12th Floor
                                            San Diego, California 92121-3890
                                            Attention: Abby B. Silverman
                                            Facsimile No.: (619) 236-0429

                  If to Maker:              James Roberto
                                            Address on file with the Company

         If any provision of this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         This Note shall bind and inure to the benefit of the successors and assigns of the holder of this Note.

         This Note may not be amended except by means of a written agreement signed by the holder of this Note and the Maker. No waiver of a right in any instance shall constitute a continuing waiver of successive rights, and any one waiver shall govern only the particular matters waived.

         THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED FOR ALL PURPOSES BY THE LAW OF THE STATE OF CALIFORNIA AND THE LAW OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN SUCH STATE.

"Maker"


--------------------------------------------
James T. Roberto


                        Signature Page to Promissory Note
                            Executed August 28, 2001,
               to be Effective as of the Date First Written Above

                     EXHIBIT 3 to RESTRICTED STOCK AGREEMENT
                     ---------------------------------------

                             STOCK PLEDGE AGREEMENT


         This Stock Pledge Agreement is entered into as of June 1, 2001 (the "Effective Date"), by and among DAOU Systems, Inc., a Delaware corporation (the "Company"), and James Roberto (the "Pledgor"), with reference to the following facts:

                              Background Statement

         The Company has agreed to sell to Pledgor 1.5 million shares of the Company's common stock, par value $.001 per share (the "Shares"), pursuant to
                                                        ------
that certain Stock Purchase Agreement, by and between the Company and Pledgor, dated June 1, 2001 (the "Purchase Agreement").
                         ------------------

         In addition the Company has agreed to loan to Pledgor $435,000 as evidenced by that certain Secured Promissory Note (the "Note") dated June 1,
                                                        ----
2001.

         As a material inducement for the Company to make the loan to Pledgor and to enter into the Purchase Agreement, Pledgor has agreed to secure his obligations under the Note by granting the Company a first priority security interest in the Shares.

                                    Agreement

         NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions contained herein, the parties hereby agree as follows:

         1.       Security. The term "Pledged Stock" shall mean the 1.5 million
                  --------            -------------
Shares registered in the name of Pledgor, together with all certificates, options, rights or other distributions issued as an addition to, in substitution or in exchange for, or on account of, any such Shares, and all proceeds of the foregoing, as further described in and subject to the provisions of Section 4
                                                                    ---------
below, now or hereafter owned or acquired by Pledgor.

         2.       Grant of Security Interest. As security for full and timely
                  --------------------------
payment, performance and satisfaction of the Obligations (as defined in Section
                                                                        -------
3), Pledgor hereby grant to the Company a first priority security interest in
-
the Pledged Stock. Upon the execution hereof, the Pledged Stock and any related stock powers will be deposited in escrow with the Company pursuant to Section
1.9 of the Purchase Agreement.

         3.       Obligations of Pledgor. As used herein, the term "Obligations"
                  ----------------------                            -----------
shall mean all of Pledgor's obligations, covenants and agreements under the Note.

         4.       Pledged Stock. In the event Pledgor will become entitled to
                  -------------
receive or will receive, in connection with any of the Pledged Stock, (a) any stock certificate, including any certificate representing a stock dividend or any certificate in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split or spin-off, (b) any option, warrant or right, whether as an addition to or in substitution of any of the Pledged Stock, or otherwise, (c) any dividend or distribution payable in property, including securities issued as a dividend on the Pledged Stock, or (d) any other distributions of any kind whatsoever, Pledgor will accept the same as encumbered by the security interest created hereby, and will deliver the same forthwith to the Company as the escrow agent (the "Escrow Agent"), in the exact form received, including as appropriate, Pledgor's endorsement or appropriate stock power duly executed in blank, as appropriate, to be held by the Escrow Agent, as a part of the Pledged Stock, subject to the terms hereof; provided, however, that as long as no Default (as defined in Section 7) is in existence, Pledgor
                                          ---------
will have sole voting rights with respect to the Pledged Stock.

         5.       Representations and Warranties of Pledgor. Pledgor warrants
                  -----------------------------------------
and represents to the Company that: (a) he has the power and authority to enter into this Agreement and has the power and authority to pledge the Pledged Stock for the purposes described herein, (b) Pledgor is the legal and beneficial owner of all of the Pledged Stock, (c) all of the shares of the Pledged Stock are owned by Pledgor free of any pledge, mortgage, lien or security interest of any kind, except as created hereby, (d) the execution and delivery by Pledgor of this Agreement, and the performance of its terms, will not result in any violation or default under the terms of any agreement or instrument, or any law or governmental rule or regulation applicable to Pledgor or the Pledged Stock, and (e) upon execution and delivery by Pledgor of this Agreement and upon delivery of the Pledged Stock to Escrow Agent, this Agreement will create a valid and perfected first priority security interest in the Pledged Stock, and the proceeds thereof, subject to no prior security interest.

         6.       Transfer of Interests. Pledgor hereby covenants that, until
                  ---------------------
such time as the Obligations have been fully paid, performed and satisfied, except as set forth in Section 1.2 of the Purchase Agreement, Pledgor will not sell, convey or otherwise dispose of any of the Pledged Stock or any interest therein, or create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any of the Pledged Stock, or the proceeds thereof, other than the security interest created hereby. No transfer shall be valid unless and until the transferee agrees that such transfer is subject to the preexisting security interest created hereby and such transferee executes a pledge agreement reasonably satisfactory to the Company.

         7.       Default. As used herein, the term "Default" will mean the
                  -------                            -------
failure of full and timely payment or performance and satisfaction of any of the Obligations.

         8.       Rights of the Company. Upon the occurrence of a Default, the
                  ---------------------
Company may, at its option, do any one or more of the following: (a) declare all indebtedness of Pledgor to Company to be immediately due and payable, whereupon all unpaid principal and interest under the Note will become and be immediately due and payable; (b) exercise any and all of the rights and remedies of a secured party as provided for by law; (c) proceed by an action or actions at law or in equity to recover the obligations secured hereby or to foreclose under the terms of this Agreement and the Note and sell the collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction; (d) proceed immediately to have any or all of the Pledged Stock registered in the Company's name or in the name of a nominee; (e) enforce one or more remedies hereunder, successively or concurrently; and (f) proceed immediately to dispose of and realize upon the Pledged Stock, or any part thereof, and in connection therewith, sell or otherwise dispose of and deliver the Pledged Stock, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Company's offices or elsewhere, at such prices and on such terms as the Company may deem best, for cash or on credit, or for future delivery without assumption of any credit risk, with the right of the Company or any purchaser to purchase at any such sale either the whole or any part of the Pledged Stock (in connection with any such sale or disposition, the Company need not give more than thirty (30) calendar days notice of the time and place of any public sale or of the time after which a private sale may take place, which notice to Pledgor hereby acknowledges to be reasonable).

         9.       Proceeds. The proceeds of any disposition of all or any part
                  --------
of the Pledged Stock, as provided in Section 8, will be applied as follows: (a)
                                     ---------
first, to the costs and expenses incurred in connection therewith or incidental thereto, including the Company's attorneys' fees and legal expenses; (b) second, to the satisfaction of the Obligations; (c) third, to the payment of any other amounts required by applicable law; and (d) fourth, to Pledgor to the extent of any surplus remaining. In the event that there is any deficiency due to the fact that the proceeds from the aforesaid disposition of the Pledged Stock were inadequate to satisfy the Obligations, Pledgor will not be liable to the Company for such deficiency.

         10.      Private Sale. Pledgor recognize and acknowledge that the
                  ------------
company may be unable to effect a public sale of all or a part of the Pledged Stock and may elect to resort to one or more private sales to purchasers who will be obligated to agree, among other things, to acquire the Pledged Stock for their own account, for investment, and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those of public sales, and agrees that such private sales will be deemed to have been made in a commercially reasonable manner and that the Company has no obligation to delay sale of any Pledged Stock to permit Pledgor to register it for public sale under the Securities Act of 1933, as amended.

         11.      Release of Pledged Stock . Upon the execution hereof, Pledgor
                  ------------------------
will deliver to Escrow Agent the stock certificates representing the Pledged Stock, including Pledgor's endorsement thereon or appropriate stock powers duly executed in blank, as appropriate, to be held by the Escrow Agent in accordance with the terms of this Agreement and Section 1.9 of the Purchase Agreement.

         12.      Performance by Pledgor. Upon full payment and performance of
                  ----------------------
all of the Obligations by Pledgor and upon payment of all additional costs and expenses provided herein, this Agreement will terminate, and the Company will deliver or caused to be delivered to Pledgor, such of the Pledged Stock that has not been sold or otherwise disposed of pursuant to this Agreement.

         13.      Remedies. The rights and remedies provided herein are
                  --------
cumulative and are in addition to, and not exclusive of, any rights or remedies provided in other instruments and agreements between the Company and Pledgor, or as provided by law.

         14.      Legend. As long as the shares are subject to this Agreement,
                  ------
such shares shall bear the following legend:

         THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THAT CERTAIN STOCK PLEDGE AGREEMENT, DATED JUNE 1, 2001 BY AND BETWEEN DAOU SYSTEMS, INC. AND JAMES ROBERTO AND MAY NOT BE ASSIGNED, SOLD OR TRANSFERRED EXCEPT AS PROVIDED THEREIN.

         15.      Successors and Assigns. This Agreement is binding upon and
                  ----------------------
will inure to the benefit of the parties hereto, and their successors and assigns.

         16.      Governing Law. This Agreement will be governed by and
                  -------------
construed in accordance with California law, without regards to the principles of the conflict of laws.

         17.      Notices. All notices, consents, waivers, and other
                  -------
communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

         If to Company:           DAOU Systems, Inc.
                                  5120 Shoreham Place
                                  San Diego, California 92122
                                  Attention:
                                  Facsimile No.: (858) 452-1338

         With a copy to:          Baker & McKenzie
                                  101 W. Broadway, 12th Floor
                                  San Diego, California  92121-3890
                                  Attention: Abby B. Silverman
                                  Facsimile No.: (619) 236-0429

         If to Pledgor:           James Roberto
                                  Address on file with the Company

         18.      Entire Agreement. This Agreement and any other agreement
                  ----------------
expressly referred to herein supersedes any and all other agreements, either oral or in writing, among the parties hereto, with respect to the subject matter hereof and contains all of the covenants and agreements among the parties with respect to the subject matter hereof.

         19.      Waiver; Modification. No term or condition of this Agreement
                  --------------------
will be deemed to have been waived nor will there by any estoppel to enforce any provision of this Agreement except by written instrument of the party charged with such waiver or estoppel. No amendment or modification of this Agreement will be deemed effective unless and until executed in writing by all of the parties hereto.

         20.      Severability. All agreements and covenants contained herein
                  ------------
are severable and in the event that any of them will be held to be invalid by any court of competent jurisdiction, this Agreement will be interpreted as if such invalid agreements or covenants were not contained herein.

         21.      Delay; Time of Essence. No failure or delay by a party in
                  ----------------------
exercising any right, power, or privilege hereunder will operate as a waiver thereof, and no single or partial exercise thereof will preclude any other or further exercise or the exercise of any other right, power, or privilege. Time is of the essence of each and every provision of this Agreement of which time is an element.

         22.      Attorneys' Fees. In any action or proceeding brought to
                  ---------------
enforce or interpret any provision of this Agreement, the prevailing party will be entitled to recover reasonable attorneys' fees in addition to any other available remedy.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Stock Pledge Agreement effective as of the date first written above.


Pledgor:



By:
    ------------------------------
    James T. Roberto

The Company

DAOU Systems, Inc.



By:
   -------------------------------
Name:
     -----------------------------
Its:
    ------------------------------


                    Signature Page to Stock Pledge Agreement,
                            Executed August 28, 2001,
               to be Effective as of the Date First Written Above

                     EXHIBIT 4 to RESTRICTED STOCK AGREEMENT
                     ---------------------------------------

                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement, dated as of June 1, 2001, is among DAOU Systems, Inc., a Delaware corporation (the "Company"), and James Roberto (the "Investor")."

                                    RECITALS

         WHEREAS, the Company and the Investor are parties to that certain Restricted Stock Agreement, dated June 1, 2001 (the "Purchase Agreement"); and

         WHEREAS, the Parties desire to enter into an agreement concerning the registration of the shares of common stock, par value $.001 per share (the "Common Stock"), to be issued pursuant to the Purchase Agreement.

         NOW, THEREFORE, the parties hereby agree as follows:

                                   ARTICLE I
                               REGISTRATION RIGHTS

1.1.     Definitions. For purposes of this Agreement:

(a) the term "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration statement or document;

(b) the term "Registrable Securities" means the Common Stock issued pursuant to the Purchase Agreement, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which such person's rights under this Article I are not assigned;

(c) the number of shares of "Registrable Securities then outstanding" will be the number of shares of Common Stock outstanding which are Registrable Securities;

(d) the term "Holder" means any person owning or having the right to acquire Registrable Securities or any permitted assignee thereof; and

(e) the term "Form S-1" means such form under the Act as in effect on the date of this Agreement or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.2.     Form S-1 Registration.

         As soon as reasonably practicable after the written request of the Holders of a majority of the Registrable Securities, the Company shall file with the SEC one or more Registration Statements on Form S-1 (or other similar form) covering the continuous sale of the Registrable Securities pursuant to Rule 415 under the Securities Act or any successor thereto (each, a "Shelf Registration Statement"), in the manner specified therein. The Company shall use all reasonable efforts to cause each Shelf Registration Statement to be declared effective by the SEC as soon as reasonably practicable after its filing with the SEC, and upon reasonable notice from a Holder (and in any event no less than ten
(10) days) that the Holder intends to sell pursuant to a Shelf Registration Statement, the Company will file such amendments and supplements as necessary to update the Shelf Registration Statement so that it will be effective for any such sale of Registrable Securities until the earlier of (x) such time as all of the Registrable Securities are sold pursuant to such Shelf Registration Statement or (y) each Holder is able to sell within any ninety (90) day period all Registrable Securities owned by such Holder pursuant to SEC Rules as then in effect, including Rule 144 under the Securities Act, or any successor thereto ("SEC Rule 144") (the "Effective Period"); provided that in the event that Company determines in good faith that, because it has under consideration a significant (as defined under Regulation S-X of the SEC) acquisition or disposition or other material transaction or corporate event that has not been publicly disclosed or that it is in the process of preparing for filing with the SEC an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q or a Current Report on Form 8-K or other form, a Shelf Registration Statement may contain a material misstatement or omission, the Company may cause such Shelf Registration Statement to not be used during the period in question. The Company agrees it will use its best efforts to ensure that such deferral will be for the shortest period of time reasonably required not exceeding, in the aggregate, ninety (90) days in any twelve (12) month period.

1.3.     Company Registration.

         In the event that (i) the Company fails to satisfy its obligations pursuant to Section 1.2 or (ii) for any period of not less than thirty (30) consecutive days a Shelf Registration Statement may not be used for any reason, and if (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company will, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 2.5, the Company will cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

1.4.     Obligations of the Company.

         Except as otherwise expressly specified in this Agreement, whenever required under this Article I to effect the registration of any Registrable Securities, the Company will, as expeditiously as reasonably practicable:

(a) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

(b) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(c) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as will be reasonably requested by the Holders, provided that the Company will not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

1.5.     Furnish Information.

         It will be a condition precedent to the obligations of the Company to take any action pursuant to this Article I with respect to the Registrable Securities of any selling Holder that such Holder will furnish to the Company such information regarding itself, the Registrable Securities held by it, the intended method of disposition of such securities and all of the other pertinent information as will be required to effect the registration of such Holder's Registrable Securities.

1.6.     Expenses of Registration.

         Subject to restrictions under applicable state securities laws, all expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections
1.2 and 1.3, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel representing the Holders will be borne by the Company.

1.7. Indemnification. If any Registrable Securities are included in a registration statement under this Article I:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its directors and each of its officers, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, or any rule or regulation promulgated under the Act, or the Exchange Act; and the Company will pay to each such Holder, director, officer, underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Subsection 1.7(a) will not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld), nor will the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, director, officer, underwriter or controlling person.

(b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act or the Exchange Act insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Subsection 1.7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Subsection 1.7(b) will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent will not be unreasonably withheld; provided, that, in no event will any indemnity under this Subsection 1.7(b) exceed the proceeds from the offering net of sales commission, if any, received by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party will have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel satisfactory to the indemnified party (which shall not unreasonably withhold its approval); provided, however, that an indemnified party

(together with all other indemnified parties which may be represented without conflict by one counsel) will have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party is inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, will relieve such indemnifying party of any liability to the indemnified party under this Section 1.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.7.

(d) If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party to this Agreement, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) The obligations of the Company and Holders under this Section 1.7 will survive the completion of any offering of Registrable Securities in a registration statement under this Article I, and otherwise.

1.8.     Reports Under 1934 Act.

         With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-1, the Company will:

(a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

1.9.     Rule 144 Availability.

         Notwithstanding anything to the contrary above in this Article I, prior to exercising any right provided for in this Article I each Holder will (i) evaluate in good faith whether such Holder is otherwise permitted to sell the entire amount of Registrable Securities it is then seeking to register within the time period it desires to sell pursuant to Rule 144 of the Exchange Act, or any successor regulation thereto and (ii) exercise such rights only in the case that it determines in good faith that such rights are necessary to sell such Registrable Securities in a timely manner.

                                   ARTICLE II
                                  MISCELLANEOUS

2.1.     Successors and Assigns.

         Except as otherwise provided in this Agreement, the terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties to this Agreement or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

2.2.     Governing Law.

         This Agreement will be governed by and construed under the laws of the State of Delaware.

2.3.     Counterparts.

         This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

2.4.     Titles and Subtitles.

         The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

2.5.     Notices.

         Unless otherwise provided, any notice required or permitted under this Agreement will be given in writing and will be deemed effectively given upon personal delivery to the party to be notified, by telecopy upon the appropriate answer-back, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on Schedule 1 or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

2.6.     Expenses.

         If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party will be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

2.7.     Amendments and Waivers.

         Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph will be binding upon each Holder of any Registrable Securities then outstanding, each future Holder of all such Registrable Securities, and the Company.

2.8.     Severability.

         If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.

2.9.     Aggregation of Stock.

         All shares of Registrable Securities held or acquired by affiliated entities or persons will be aggregated together for the purpose of determining the availability of any rights under this Agreement.

2.10.    Entire Agreement, Amendment, Waiver.

         This Agreement (including the Schedules to this Agreement, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects of this Agreement and thereof.

2.11.    Adjustments for Stock Splits.

         Wherever in this Agreement there is a reference to a specific number of shares of Common Stock of the Company of any class or series, or a reference to any amount of dollars per any such share, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares or the specific dollar amount so referenced in this Agreement will automatically be proportionately adjusted to reflect the effect on the outstanding shares of such class of series of stock by such subdivision, combination or stock dividend.

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

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE COMPANY:

DAOU SYSTEMS, INC.



By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------



THE INVESTOR:




--------------------------------------------
James T. Roberto


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

                                   SCHEDULE 1
                                    INVESTOR
                                    ---------


                                NAME AND ADDRESS
                                ----------------


James Roberto
Address on file with the Company

                                    EXHIBIT D
                            Prior Stock Option Grants


Options, issued on December 1, 2000, exercisable for 1.5 million shares of Common Stock at an exercise price of $.50 per share.


                                       31